UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report: December 15, 2004

                         _______________

                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)


         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



EOG RESOURCES, INC.

Item 8.01  Other Events.

Redemption of Shares of Preferred Stock

     In accordance with notice delivered to holders on November 1, 2004, EOG redeemed all 500 outstanding shares of its Flexible Money Market Cumulative Preferred Stock, Series D (CUSIP NUMBER 26875P 70 5) (the Securities) on December 15, 2004, at a redemption price equal to $100,000.00 per share, together with any accumulated and unpaid dividends through the redemption date. The redemption was made pursuant to Section 5(a)(i) of the Certificate of Designations, Preferences and Rights of the Securities.

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 EOG RESOURCES, INC.
                                 (Registrant)



Date: December 15, 2004       By: /s/ TIMOTHY K. DRIGGERS
                                  Timothy K. Driggers
                                  Vice President and Chief
                                   Accounting Officer
                                  (Principal Accounting Officer)



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